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                                                                      Exhibit 21

                                 Subsidiaries of
                      Cornerstone Realty Income Trust, Inc.
                              At December 31, 2002

         (The state of incorporation or organization of each subsidiary is Virginia, except as noted)


A.       Direct Subsidiaries

         CRIT-SC, Inc.
         CRIT-SC, LLC
         CRIT Special, Inc.
         CRIT Special II, Inc.
         CRIT Special III, Inc.
         CRIT-VA, Inc.
         CRIT-VA II, Inc.
         CRIT-VA III, Inc.
         CRIT-VA IV, Inc.
         CRIT-VA V, Inc.
         CRIT-VA VI, Inc.
         Cornerstone Acquisition Company
         Cornerstone NC Operating Limited Partnership
         CRIT General, Inc.
         CRIT Holdings, L.P.

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

         Apple General, Inc.
         Apple Limited, Inc.
         Apple REIT Limited Partnership
         Apple REIT II Limited Partnership
         Apple REIT III Limited Partnership
         Apple REIT IV Limited Partnership
         Apple REIT V Limited Partnership
         Apple REIT VI Limited Partnership
         Apple REIT VII Limited Partnership

         CRIT-Cornerstone Limited Partnership
         CRIT-NC, LLC
         CRIT-NC II, LLC *
         CRIT-NC III, LLC *
         CRIT-NC IV, LLC *


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         CAC Special General, Inc.
         CAC Special Limited, Inc.
         CAC Limited Partnership
         CAC II Special General, Inc.
         CAC II Special Limited, Inc.
         CAC II Limited Partnership
         CAC III Special General, Inc.
         CAC III Special Limited, Inc.
         CAC III Limited Partnership
         CAC IV Special General, Inc.
         CAC IV Special Limited, Inc.
         CAC IV Limited Partnership
         CAC V Special General, Inc.
         CAC V Special Limited, Inc.
         CAC V Limited Partnership
         CAC VI Special General, Inc.
         CAC VI Special Limited, Inc.
         CAC VI Limited Partnership
         CAC VII Special General, Inc.
         CAC VII Special Limited, Inc.
         CAC VII Limited Partnership

         St. Andrews Place Apartments, LLC **
         Trinity Commons Apartments, LLC **
         Timber Crest Apartments, LLC **
         St. Andrews Place II, LLC **
         Trinity Commons II, LLC **
         Autumn Park Apartments, LLC **
         Legacy Park Apartments, LLC **

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*    State of organization is Delaware.
**   State of organization is North Carolina.